Restricted cash	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Restricted cash

3. Restricted cash

The restricted cash relates to drilling bonds provided to GDPA (General Directorate of Petroleum Affairs) for the exploration licenses due to Turkish Petroleum Law. The amounts are for 2% of the annual work budget of the different Turkish licenses which is submitted to GDPA on an annual basis.